EXHIBIT 10.176

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio #2] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

This Assignment is effective as of the 17th day of March, 2008.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND AMERICAN REAL ESTATE TRUST,
INC., a Maryland corporation

	By:	/s/ Marcia L. Grant
Marcia L. Grant
	Its:	Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	State	Zip	County	Bldg SF
8	FL00123	Roseland Office	13800 North U.S. Highway #1	Roseland	FL	32958	Indian River	3,359
8	FL00196	Crystal River Office	1502 Southeast U.S. Highway 19	Crystal River	FL	34429	Citrus	9,150
8	FL00296	Mandarin Branch	11567 San Jose Boulevard	Jacksonville	FL	32223	Duval	4,262
8	FL00783	Southwood Office	5714 14th Street, West	Bradenton	FL	34207	Manatee	3,461
8	FL01047	Edgewater Branch	512 North Ridgewood Avenue	Edgewater	FL	32132	Volusia	4,200
9	FL00164	Gulf Breeze Branch	11 Hoffman Dr	Gulf Breeze	FL	32561	Santa Rosa	9,887
9	FL00172	Hallandale	1900 East Hallandale Beach Blvd	Hallandale	FL	33009	Broward	13,700
9	FL00212	Lady Lake Branch	415 U.S. Highway 441	Lady Lake	FL	32159	Lake	5,000
9	FL00221	Freedom Park Office	530 East Cape Coral Parkway	Cape Coral	FL	33904	Lee	4,417
9	FL01005	Palmetto Park Road	1277 West Palmetto Park Road	Boca Raton	FL	33486	Palm Beach	4,127
9	FL01009	Riverbridge Office	6702 Forest Hills Boulevard	Greenacres City	FL	33413	Palm Beach	5,000
9	FL01234	Country Road #1 Office	1300 State Road 584	Palm Harbor	FL	34683	Pinellas	5,335
9	FL01333	East Tamarac	3850 West Commercial Boulevard	Tamarac	FL	33309-3316	Broward	7,000